SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of November 2, 2006 (this “Amendment”) is entered into among Matria Healthcare, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS the Borrower, the Guarantors, the Lenders and Bank of America, N.A., in its capacity as Administrative Agent and Collateral Agent entered into that certain Credit Agreement dated as of January 19, 2006 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consent. Notwithstanding the terms of Section 8.12 of the Credit Agreement, the Lenders hereby agree that the Borrower may use the proceeds of the Tranche B-2 Term Loan to prepay the Second Lien Term Loan in full on the Second Amendment Effective Date.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

“Second Amendment Effective Date” means November 2, 2006.

“Tranche B-2 Term Loan” has the meaning specified in Section 2.01(c).

“Tranche B-2 Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Tranche B-2 Term Loan to the Borrower pursuant to Section 2.01(c), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Tranche B-2 Term Loan Commitments of all of the Lenders as in effect on the Second Amendment Effective Date is SIXTY-FIVE MILLION DOLLARS ($65,000,000).

“Tranche B-2 Term Loan Note” has the meaning specified in Section 2.11(a).

(b) The following definitions in Section 1.01 of the Credit Agreement are deleted in their entirety: “Consolidated First Lien Leverage Ratio”, “Tranche C Term Loan”, “Tranche C Term Loan Commitment” and “Tranche C Term Loan Note”.

(c) The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Percentage” means with respect to any Lender, (a) with respect to such Lender’s Revolving Commitment at any time, the percentage of the Aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time; provided that if the commitment of each Lender to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or if the Aggregate Revolving Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments, (b) with respect to such Lender’s portion of the outstanding Tranche B Term Loan at any time, the percentage of the outstanding principal amount of the Tranche B Term Loan held by such Lender at such time and (c) with respect to such Lender’s portion of the outstanding Tranche B-2 Term Loan at any time, the percentage of the outstanding principal amount of the Tranche B-2 Term Loan held by such Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(d) The language preceding the table in subclause (b) in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(b) with respect to the Tranche B Term Loan and the Tranche B-2 Term Loan, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

(e) The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting subclause (c) in its entirety.

(f) The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Commitment” means, as to each Lender, the Revolving Commitment of such Lender, the Tranche B Term Loan Commitment of such Lender and/or the Tranche B-2 Term Loan Commitment of such Lender.

(g) The definition of “Consolidated Scheduled Funded Debt Payments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Scheduled Funded Debt Payments” means for any period for the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Indebtedness, as determined in accordance with GAAP. For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments made during the applicable period, (b) shall be deemed to include the Attributable Indebtedness in respect of Capital Leases and (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.05.

(h) The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Excess Cash Flow” means, for any period for the Borrower and its Subsidiaries, an amount equal to the sum of (a) Consolidated EBITDA minus (b) Consolidated Capital Expenditures paid in cash minus (c) the cash portion of Consolidated Interest Charges minus (d) cash taxes paid minus (e) Consolidated Scheduled Funded Debt Payments minus (f) the amount of any voluntary prepayments made on the Tranche B Term Loan and the Tranche B-2 Term Loan minus (g) the amount of Contingent Purchase Price Obligations minus (h) increases in Consolidated Working Capital plus (i) decreases in Consolidated Working Capital, in each case on a consolidated basis determined in accordance with GAAP.

(i) The definition of “Loan” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Loan, Swing Line Loan, Tranche B Term Loan or Tranche B-2 Term Loan.

(j) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means (a) as to the Revolving Loans, Swing Line Loans and Letters of Credit (and the related L/C Obligations), January 19, 2011, (b) as to the Tranche B Term Loan, January 19, 2012 and (c) as to the Tranche B-2 Term Loan, January 19, 2012.

(k) The definition of “Note” and “Notes” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Note” or “Notes” means the Revolving Notes, the Swing Line Note, the Tranche B Term Loan Notes and/or the Tranche B-2 Term Loan Notes, individually or collectively, as appropriate.

(l) The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Term Loans” means the collective reference to the Tranche B Term Loan and the Tranche B-2 Term Loan, and “Term Loan” means any one of them.

(m) Section 2.01(c) of the Credit Agreement is hereby amended to read as follows:

(c) Tranche B-2 Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Tranche B-2 Term Loan”) to the Borrower in Dollars on the Second Amendment Effective Date in an amount not to exceed such Lender’s Tranche B-2 Term Loan Commitment. Amounts repaid on the Tranche B-2 Term Loan may not be reborrowed. The Tranche B-2 Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein, provided, however, all Borrowings made on the Second Amendment Effective Date shall be made as Base Rate Loans.

(n) Subsection (e) Section 2.02 of the Credit Agreement is hereby amended to read as follows:

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other and all continuations of Loans as the same Type, there shall not be more than 5 Interest Periods in effect with respect to Revolving Loans, 5 Interest Periods in effect with respect to the Tranche B Term Loan and 2 Interest Periods in effect with respect to the Tranche B-2 Term Loan

(o) The first sentence of Section 2.05(a)(i) of the Credit Agreement is hereby amended to read as follows:

The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans, the Tranche B Term Loan and the Tranche B-2 Term Loan in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding) and (D) any prepayment of the Term Loans shall be applied pro rata to the Tranche B Term Loan and the Tranche B-2 Term Loan (in each case, ratably to the remaining principal amortization payments thereof).

(p) Section 2.05(b)(v) of the Credit Agreement is hereby amended to read as follows:

(v) Equity Issuances. Immediately upon the receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Equity Issuance, the Borrower shall prepay the Term Loans in an aggregate amount equal to 50% of such Net Cash Proceeds. Any such prepayment pursuant to this clause (v) to be applied as set forth in clause (vii) below.

(q) Section 2.05(b)(vii)(B) of the Credit Agreement is hereby amended to read as follows:

(B) with respect to all amounts prepaid pursuant to Sections 2.05(b)(ii), (iii), (iv), (v), and (vi) pro rata to the Tranche B Term Loan and the Tranche B-2 Term Loan (in each case, ratably to the remaining principal amortization payments thereof).

(r) Section 2.07(d) of the Credit Agreement is Credit Agreement is hereby amended to read as follows:

(d) Tranche B-2 Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche B-2 Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment

December 31, 2006	$162,500
March 31, 2007	$162,500
June 30, 2007	$162,500
September 30, 2007	$162,500
December 31, 2007	$162,500
March 31, 2008	$162,500
June 30, 2008	$162,500
September 30, 2008	$162,500
December 31, 2008	$162,500
March 31, 2009	$162,500
June 30, 2009	$162,500
September 30, 2009	$162,500
December 31, 2009	$162,500
March 31, 2010	$162,500
June 30, 2010	$162,500
September 30, 2010	$162,500
December 31, 2010	$162,500
March 31, 2011	$15,559,375
June 30, 2011	$15,559,375
September 30, 2011	$15,559,375
Maturity Date	$15,559,375

(s) The penultimate sentence of Section 2.11(a) of the Credit Agreement is hereby amended to read as follows:

Each such promissory note shall (i) in the case of Revolving Loans, be in the form of Exhibit 2.10(a)(i) (a “Revolving Note”), (ii) in the case of Swing Line Loans, be in the form of Exhibit 2.10(a)(ii) (a “Swing Line Note”), (iii) in the case of the Tranche B Term Loan, be in the form of Exhibit 2.10(a)(iii) (a “Tranche B Term Loan Note”) and (iv) in the case of the Tranche B-2 Term Loan, be in the form of Exhibit 2.10(a)(iv) (a “Tranche B-2 Term Loan Note”).

(t) Subclause (b) of Section 6.02 of the Credit Agreement is hereby amended to read as follows:

(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject

(u) Section 8.01(p) of the Credit Agreement is hereby amended to read as follows:

(p) [Reserved.]

(v) Section 8.03(f) of the Credit Agreement is hereby amended to read as follows:

(f) [Reserved.]

(w) Section 8.09(a) of the Credit Agreement is hereby amended to read as follows:

(a) Enter into, or permit to exist, any Contractual Obligation that encumbers or restricts on the ability of any such Person to (i) pay dividends or make any other distributions to any Loan Party on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Loan Party, (iii) make loans or advances to any Loan Party, (iv) sell, lease or transfer any of its property to any Loan Party, (v) pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) act as a Loan Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i)-(iv) above) for (1) this Agreement and the other Loan Documents, (2) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(e), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (3) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (4) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.05 pending the consummation of such sale.

(x) Section 8.11(b) of the Credit Agreement is hereby amended to read as follows:

(b) [Reserved.]

(y) Section 8.12 of the Credit Agreement is hereby amended to read as follows:

8.12 [Reserved.]

(z) Section 9.01(m) of the Credit Agreement is hereby amended to read as follows:

(m) [Reserved.]

(aa) Clause (ix) of Section 11.01(a) of the Credit Agreement is hereby amended to read as follows:

(ix) without the consent of Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of each of (i) the outstanding Tranche B Term Loan and (ii) the outstanding Tranche B-2 Term Loan, (A) amend, change, waive, discharge or terminate Section 2.05(b)(vii) so as to alter the manner of application of proceeds of any mandatory prepayment required by Section 2.05(b)(ii), (iii), (iv), (v) or (vi) hereof or (B) amend or change any provision of this Section 11.01(a)(ix); or

(bb) Clause (i) Section 11.06(b) of the Credit Agreement is hereby amended by replacing the reference to “Tranche C Term Loan” with a reference to “Tranche B-2 Term Loan”.

(cc) Schedule 2.01 of the Credit Agreement is hereby amended to add the Commitments identified on Schedule 2.01 attached hereto.

(dd) Exhibit 2.10(a)(iv) to the Credit Agreement is hereby amended to read as provided on Exhibit 2.10(a)(iv) attached hereto, and the listing of exhibits following the table of contents to the Credit Agreement is hereby amended accordingly.

3. Amendment to Security Agreement. The Security Agreement is hereby amended by replacing each reference therein to “Control Agent” with a reference to “Collateral Agent”.

4. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended by replacing each reference therein to “Control Agent” with a reference to “Collateral Agent”.

5. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, Lenders holding a majority of the outstanding Tranche B Term Loan and Bank of America, N.A., as Administrative Agent and Collateral Agent;

(b) Receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, (i) certifying that the Organization Documents of each Loan Party delivered on the Closing Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date, (ii) attaching resolutions of each Loan Party approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date and (iii) certifying that the Borrower and its Subsidiaries (after giving effect to this Amendment and the incurrence of Indebtedness related hereto) are Solvent on a consolidated basis.

(c) Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

(d) Receipt by the Administrative Agent of evidence that, simultaneously with the effectiveness of this Amendment, the Second Lien Term Loan has been repaid in full and terminated.

(e) Receipt by the Administrative Agent and the Lenders of any fees and expense required to be paid on or before the Second Amendment Effective Date.

6. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) Each Loan Party hereby represents and warrants as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) Each of the Loans Parties hereby acknowledge that the Control Agent has delivered all Control Collateral (as defined in the Pledge Agreement) to the Collateral Agent and the capacity of control agent has been terminated.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:    MATRIA HEALTHCARE, INC.,
a Delaware corporation

By:
Name:
Title:

GUARANTORS:   MATRIA WOMEN’S AND CHILDREN’S HEALTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

MATRIA CASE MANAGEMENT, INC.,
a Georgia corporation

By:
Name:
Title:

MIAVITA, INC.,
a Georgia corporation

By:
Name:
Title:

MATRIA HEALTH ENHANCEMENT COMPANY,
a Delaware corporation

By:
Name:
Title:

DIABETES ACQUISITION, INC.,
a Georgia corporation

By:
Name:
Title:

GAINOR MEDICAL ACQUISITION COMPANY,
a Georgia corporation

By:
Name:
Title:

MATRIA HEALTHCARE OF ILLINOIS, INC.,
a Georgia corporation

By:
Name:
Title:

MATRIA OF NEW YORK, INC.,
a New York corporation

By:
Name:
Title:

QUALITY ONCOLOGY, INC.,
a Delaware corporation

By:
Name:
Title:

WINNINGHABITS, INC.,
a Delaware corporation

By:
Name:
Title:

WINNINGHABITS.COM, LTD.,
a Texas limited partnership

By:
Name:
Title:

WINNINGHABITS GP, INC.,
a Delaware corporation

By:
Name:
Title:

WINNINGHABITS LP, INC.,
a Delaware corporation

By:
Name:
Title:

CORSOLUTIONS MEDICAL, INC.,
a Delaware corporation

By:
Name:
Title:

CORSOLUTIONS INC.,
a Delaware corporation

By:
Name:
Title:

HEALTH AND PRODUCTIVITY CORPORATION OF AMERICA, INC.,
a Delaware corporation

By:
Name:
Title:

ADMINISTRATIVE
AGENT:     BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:
Name: Kristine Thennes
Title: Vice President

LENDERS:     BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:
Name: William H. Powell
Title: Senior Vice President

[Additional Lenders]

Schedule 2.01

TRANCHE B-2 TERM LOAN COMMITMENTS

Lender	Tranche B-2 Term Loan Commitment	Applicable Percentage
Bank of America, N.A.	$65,000,000.00	100.000000000%

Total	$65,000,000.00	100.000000000%

Exhibit 2.10(a)(iv)

FORM OF TRANCHE B-2 TERM LOAN NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _______________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Tranche B-2 Term Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of January 19, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Borrower promises to pay interest on the unpaid principal amount of each Tranche B-2 Term Loan from the date of such Tranche B-2 Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Tranche B-2 Term Loan Note is one of the Tranche B-2 Term Loan Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Tranche B-2 Term Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Tranche B-2 Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Tranche B-2 Term Loan Note and endorse thereon the date, amount and maturity of its Tranche B-2 Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Tranche B-2 Term Loan Note.

THIS TRANCHE B-2 TERM LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

MATRIA HEALTHCARE, INC.,
a Delaware corporation

By:
Name:
Title: